EXHIBIT 99.1

NEWS For Immediate Release

Editorial Contact: Erin Jones

949-754-8032

erin.jones@quest.com

Investor Contact: Scott Davidson

949-754-8659

scott.davidson@quest.com

QUEST SOFTWARE REPORTS RESULTS FOR SECOND QUARTER 2004

Revenue Grows 30% to $92.1 Million for the Quarter

IRVINE, Calif., July 28, 2004 – Quest Software, Inc. (Nasdaq: QSFT), a leading provider of application, database and Windows management solutions, today reported financial results for the quarter ended June 30, 2004. Total revenues increased 30% year over year to $92.1 million compared to last year’s second quarter revenue of $70.8 million. Total revenues for the first six months of 2004 were $174.7 million compared to $142.0 million for the same period in 2003.

GAAP Results

Quest Software’s net income for the second quarter was $2.6 million, or $0.03 per diluted share. GAAP operating margins were 5.0% in the second quarter, resulting in GAAP operating income of $4.6 million. GAAP results for the second quarter include a special charge of $5.0 million for a loss contingency reserve related to our Computer Associates intellectual property litigation. Net income for the first six months of 2004 was $3.0 million or $0.03 per diluted share versus net income of $5.6 million or $0.06 per diluted share for the comparable period in 2003. Quest Software generated cash flow from operations of $12.3 million in the June 2004 quarter, and our DSOs were 58 days.

Non-GAAP Results

On a pro forma basis, operating margins were 15.6% for the quarter, resulting in pro forma net income of $8.9 million, or $0.09 per share on a diluted basis. This compares to pro forma net income of $5.2 million, or $0.06 per share on a diluted basis, for the second quarter ended June 30, 2003. For the six months ended June 30, 2004 pro forma net income was $17.5 million or $0.18 per diluted share. This compares to pro forma net income of $10.0 million or $0.11 per diluted share for the six months ended June 2003.

A reconciliation of pro forma and as reported financial results is included with this press release.

“Our second quarter results reflect our growing competitive strength as we continue to build upon our leadership position in the areas of application, database and Windows management solutions,” said

Quest Reports Second Quarter 2004 Results – page 2 of 8

Vinny Smith, chairman and chief executive officer, Quest Software. “We executed well across all fronts this quarter including the successful integration of the Aelita team into the Quest organization. On the product side, one particular highlight was strong growth within both our organic Windows management solutions and the expanded set of products acquired through the Aelita acquisition. I would also emphasize our steady improvement in operating margins and operating income, with pro forma operating income increasing 215% year over year and pro forma operating margins increasing from 6.4% last year to 15.6% in Q2 2004.”

Quest Software management utilizes non-GAAP financial measures in the presentation of the Company’s results to provide a consistent understanding of its historical operating performance and comparisons with peer companies. Management believes that pro forma reporting provides a more accurate representation of the Company’s on-going economic performance and therefore uses pro forma reporting internally to evaluate and manage the Company’s operations. Management believes that these measures provide useful information because they exclude certain items including amortization of acquisition-related intangible assets, other compensation expenses associated with stock options, litigation-related loss contingency reserves and impacts of other events, which might otherwise obscure the results of operations of our core business when compared to our historical performance or competitors or are not necessarily relevant to understanding the operating activities within the Company’s business.

Financial Outlook

Quest Software management offers the following guidance for the quarter ending September 30, 2004:

•	Revenue is expected to be in the range of $90 million to $92 million;

•	GAAP diluted earnings per share is expected to be in the range of $0.05 to $0.06 per share;

•	Pro forma diluted earnings per share is expected to be in the range of $0.08 to $0.09 per share. The pro forma guidance excludes approximately $3.8 million of amortization of acquisition related intangible assets and $680,000 of other compensation charges related to stock options.

For the full year ending December 31, 2004, Quest Software management provides the following guidance:

•	Annual revenue is expected to be in the range of $360 million to $370 million;

•	GAAP diluted earnings per share is expected to be in the range of $0.19 to $0.22 per share;

•	Pro forma diluted earnings per share is expected to be in the range of $0.37 to $0.40

•	The pro-forma guidance excludes approximately $13.3 million of amortization of acquisition related intangible assets, $7.0 million of in-process research and development, the $5.0 million special CA litigation charge and $2.3 million of other compensation charges related to stock options.

Quest Reports Second Quarter 2004 Results – page 3 of 8

Second Quarter 2004 Conference Call Information

Quest Software will host a conference call today, Wednesday, July 28, 2004 at 2:00 p.m. Pacific Time, to discuss its results. A simultaneous Web cast of the conference call will be available on Quest Software’s Web site in the Investors – IR Events section at www.quest.com. A Web cast replay will be available on the same Web site through July 28, 2005. An audio replay of the call will also be available through August 11, 2004 by dialing 888-203-1112 (from the U.S and Canada) or 719-457-0820 (outside the U.S. and Canada), using confirmation code: 255193.

About Quest Software, Inc.

Quest Software, Inc. provides software to simplify IT management to 18,000 customers worldwide, including 75 percent of the Fortune 500. Quest products for application, database and Windows management help customers develop, deploy, manage and maintain the IT enterprise without expensive downtime or business interruption. Headquartered in Irvine, Calif., Quest Software can be found in offices around the globe and at www.quest.com.

Quest and Quest Software are registered trademarks of Quest Software, Inc. All other trademarks and registered trademarks are property of their respective owners.

Forward Looking Statements

This release and the matters to be discussed on the conference call may include predictions, estimates and other information that might be considered forward-looking statements. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ from those anticipated as a result of various factors, including: the impact of further adverse changes in general economic conditions on our customers; further reductions or delays in information technology spending; variations in the size and timing of customer orders; the outcome of pending or future litigation (including pending litigation involving our Quest Central for DB2 products and resulting disruption to our business); competitive products and pricing; rapid technological change; risks associated with the development and market acceptance of new products; disruptions caused by acquisitions of companies and/or technologies; fluctuating currency exchange rates and other risks associated with international operations; and the need to attract and retain qualified employees. For a discussion of these and other related risks, please refer to our recent SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2003 and form 10Q for the period ended March 31, 2004. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

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Quest Reports Second Quarter 2004 Results – page 4 of 8

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenues:
Licenses	$51,195	$41,164	$98,223	$83,886
Services	40,952	29,671	76,451	58,148

Total revenues	92,147	70,835	174,674	142,034
Cost of revenues:
Licenses	974	1,138	2,071	2,071
Services	7,363	5,343	13,766	10,538
Amortization of purchased intangible assets	2,280	2,363	3,711	4,492

Total cost of revenues	10,617	8,844	19,548	17,101

Gross profit	81,530	61,991	155,126	124,933
Operating expenses:
Sales and marketing	41,193	35,911	77,317	72,039
Research and development	20,356	16,991	38,513	34,175
General and administrative	8,524	7,293	16,785	13,847
In-process research and development	280	—	6,980	—
Intangible asset amortization	1,563	887	2,293	1,754
Litigation loss contingency	5,000	—	5,000	—

Total operating expenses	76,916	61,082	146,888	121,815

Income from operations	4,614	909	8,238	3,118
Other income (expense), net	(506)	3,988	161	5,848

Income before income tax provision	4,108	4,897	8,399	8,966
Income tax provision	1,479	1,831	5,384	3,366

Net income	$2,629	$3,066	$3,015	$5,600

Net income per share:
Basic	$0.03	$0.03	$0.03	$0.06

Diluted	$0.03	$0.03	$0.03	$0.06

Weighted average shares:
Basic	94,374	91,672	94,087	91,325
Diluted	97,761	93,644	97,774	93,259

Quest Reports Second Quarter 2004 Results – page 5 of 8

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2004				Six Months Ended June 30, 2004
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues:
Licenses	$51,195			$51,195	$98,223			$98,223
Services	40,952			40,952	76,451			76,451

Total revenues	92,147			92,147	174,674			174,674
Cost of revenues:
Licenses	974			974	2,071			2,071
Services	7,363	(59	)(1)	7,304	13,766	(89	)(1)	13,677
Amortization of purchased intangible assets	2,280	(2,280)		—	3,711	(3,711)		—

Total cost of revenues	10,617			8,278	19,548			15,748

Gross profit	81,530			83,869	155,126			158,926
Operating expenses:
Sales and marketing	41,193	(461	)(1)	40,732	77,317	(674	)(1)	76,643
Research and development	20,356	(107	)(1)	20,249	38,513	(209	)(1)	38,304
General and administrative	8,524	(8	)(1)	8,516	16,785	(14	)(1)	16,771
In-process research and development	280	(280	)(2)	—	6,980	(6,980	)(4)	—
Intangible asset amortization	1,563	(1,563)		—	2,293	(2,293)		—
Litigation loss contingency	5,000	(5,000	)(5)	—	5,000	(5,000	)(5)	—

Total operating expenses	76,916			69,497	146,888			131,718

Income from operations	4,614			14,372	8,238			27,208
Other income (expense), net	(506)			(506)	161			161

Income before income tax provision	4,108			13,866	8,399			27,369
Income tax provision	1,479	3,513	(3)	4,992	5,384	4,469	(3)	9,853

Net income	$2,629			$8,874	$3,015			$17,516

Net income per share:
Basic	$0.03			$0.09	$0.03			$0.19

Diluted	$0.03			$0.09	$0.03			$0.18

Weighted average shares:
Basic	94,374			94,374	94,087			94,087
Diluted	97,761			97,810	97,774			97,774

(1)	Represents stock based compensation and payroll taxes attributed to stock option exercises.
(2)	Represents a charge to write off in-process research and development assumed with our acquisition of Lecco Technology in April 2004.
(3)	Represents the tax effect of adjustments.
(4)	Represents charges to write off in-process research and development assumed with our acquisition of Aelita Software in March 2004 and Lecco Technology in April 2004.
(5)	Represents a special charge for a loss contingency reserve related to our Computer Associates intellectual property litigation.

Quest Reports Second Quarter 2004 Results – page 6 of 8

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2003				Six Months Ended June 30, 2003
	GAAP	Adjustments		Adjusted	GAAP	Adjustments		Adjusted
Revenues:
Licenses	$41,164			$41,164	$83,886			$83,886
Services	29,671			29,671	58,148			58,148

Total revenues	70,835			70,835	142,034			142,034
Cost of revenues:
Licenses	1,138	(1	)(2)	1,137	2,071	(1	)(1)	2,070
Services	5,343	(18	)(2)	5,325	10,538	(46	)(1)	10,492
Amortization of purchased intangible assets	2,363	(2,363)		—	4,492	(4,492)		—

Total cost of revenues	8,844			6,462	17,101			12,562

Gross profit	61,991			64,373	124,933			129,472
Operating expenses:
Sales and marketing	35,911	(238	)(2)	35,673	72,039	(581	)(1)	71,458
Research and development	16,991	(131	)(2)	16,860	34,175	(364	)(1)	33,811
General and administrative	7,293	(18	)(2)	7,275	13,847	(71	)(1)	13,776
Intangible asset amortization	887	(887)		—	1,754	(1,754)		—

Total operating expenses	61,082			59,808	121,815			119,045

Income from operations	909			4,565	3,118			10,427
Other income, net	3,988	(177	)(3)	3,811	5,848	(98	)(3)	5,750

Income before income tax provision	4,897			8,376	8,966			16,177
Income tax provision	1,831	1,352	(4)	3,183	3,366	2,781	(4)	6,147

Net income	$3,066			$5,193	$5,600			$10,030

Net income per share:
Basic	$0.03			$0.06	$0.06			$0.11

Diluted	$0.03			$0.06	$0.06			$0.11

Weighted average shares:
Basic	91,672			91,672	91,325			91,325
Diluted	93,644			93,644	93,259			93,259

(1)	Represents (1) $281,000 in severance and idle facility charges incurred from closing one of our Canadian offices, which are included in sales and marketing and research and development, and (2) stock based compensation and payroll taxes attributed to stock option exercises.
(2)	Represents stock based compensation and payroll taxes attributed to stock option exercises.
(3)	Represents a gain on securities held for trading purposes.
(4)	Represents the tax effect of adjustments.

Quest Reports Second Quarter 2004 Results – page 7 of 8

QUEST SOFTWARE, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

ASSETS

	June 30, 2004	December 31, 2003
Current assets:
Cash and cash equivalents	$75,729	$67,470
Short-term marketable securities available for sale	25,505	26,736
Accounts receivable, net	59,207	58,535
Prepaid expenses and other current assets	9,419	6,846
Deferred income taxes	3,167	15,074

Total current assets	173,027	174,661
Property and equipment, net	51,200	31,950
Long-term marketable securities	166,311	184,160
Goodwill, net	326,612	239,840
Amortizing intangible assets, net	48,718	25,159
Deferred income taxes	12,626	10,126
Other assets	2,552	1,915

Total assets	$781,046	$667,811

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,393	$4,180
Repurchase agreement	67,804	—
Accrued compensation	19,423	17,384
Other accrued expenses	31,751	27,939
Income taxes payable	6,978	9,082
Short-term portion of deferred revenue	86,794	73,957

Total current liabilities	220,143	132,542
Long-term liabilities:
Long-term portion of deferred revenue	12,354	9,416
Other long-term liabilities	2,007	1,677

Total long-term liabilities	14,361	11,093
Shareholders’ equity	546,542	524,176

Total liabilities and shareholders’ equity	$781,046	$667,811

Quest Reports Second Quarter 2004 Results – page 8 of 8

QUEST SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Cash flows from operating activities:
Net income	$2,629	$3,066	$3,015	$5,600
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,237	7,289	12,639	14,208
Compensation expense associated with stock option grants	539	163	709	658
Deferred income taxes	8	(185)	11	(75)
Provision for bad debts	91	105	68	243
In-process research and development	280	—	6,980	—
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(8,723)	(6,612)	1,084	4,620
Prepaid expenses and other current assets	1,959	1,035	(372)	2,026
Other assets	(419)	(522)	(422)	426
Accounts payable	2,114	(987)	2,607	(898)
Accrued compensation	1,505	1,486	389	385
Other accrued expenses	5,182	2,111	386	(3,163)
Income taxes payable	(2,704)	1,396	98	3,185
Deferred revenue	2,713	1,729	7,556	4,939
Other liabilities	(84)	(20)	331	(165)

Net cash provided by operating activities	12,327	10,054	35,079	31,989
Cash flows from investing activities:
Purchases of property and equipment	(7,548)	(1,000)	(24,134)	(3,883)
Cash paid for acquisitions, net of cash acquired	(1,655)	(4,746)	(95,938)	(4,746)
Purchases of marketable securities	—	(14,985)	—	(57,360)
Sales and maturities of marketable securities	4,326	43,601	17,331	66,076

Net cash (used in) provided by investing activities	(4,877)	22,870	(102,741)	87
Cash flows from financing activities:
Proceeds from repurchase agreement	81	—	67,581	—
Repayment of capital lease obligations	(136)	(104)	(228)	(195)
Proceeds from the exercise of stock options	1,627	3,949	5,915	4,144
Proceeds from employee stock purchase plan	—	—	2,723	2,286

Net cash provided by financing activities	1,572	3,845	75,991	6,235
Effect of exchange rate changes on cash and cash equivalents	751	(947)	(70)	(1,365)

Net increase in cash and cash equivalents	9,773	35,822	8,259	36,946
Cash and cash equivalents, beginning of period	65,956	65,407	67,470	64,283

Cash and cash equivalents, end of period	$75,729	$101,229	$75,729	$101,229